UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 1, 2008
Date of Report (Date of earliest event reported)

NEXTGEN BIOSCIENCE INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51935	Not Applicable
(State or other jurisdiction of
incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4th Floor, 36 Spital Square, London, E1 6DY, England
(Address of principal executive offices)

+44(0)-207-247-8186
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

FORWARD-LOOKING STATEMENTS

Much of the information included in this Current Report on Form 8-K (the “Current Report”) includes or is based upon estimates, projections or other “forward looking statements”. Such forward looking statements include any projections or estimates made by us and our management in connection with our business operations. These statements relate to future events or our future financial performance. In some cases you can identify forward-looking statements by terminology such as “may”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential” or “continue or the negative of those terms or other comparable terminology. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested herein. Such estimates, projections or other forward looking statements involve various risks and uncertainties and other factors, including the risks in the section titled “Risk Factors” below, that may cause our or our Company’s actual results, levels of activities, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. We caution the reader that important factors in some cases have affected and, in the future, could materially affect actual results and cause actual results to differ materially from the results expressed in any such estimates, projections or other forward looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform those statements to actual results.

As used in this Current Report: (i) the terms the “Company”, “our company”, “we”, “us”, “our” and “NextGen” refer to NextGen Bioscience Inc., (formerly InfraBlue (US) Inc.), a Nevada corporation, and its subsidiaries, unless the context requires otherwise; and (ii) all dollar amounts refer to United States dollars unless otherwise indicated.

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.02	Termination of a Material Definitive Agreement

Termination of Employment Agreement with Chief Executive Officer

On January 31, 2008, we entered into an executive employment agreement (the “Employment Agreement”) with Dr. Karen Elizabeth Jervis with respect to the appointment of Dr. Jervis as an executive officer of the Company. A copy of the Employment Agreement was filed as Exhibit 10.3 to our Current Report on Form 8-K filed with the SEC on February 6, 2008.

Dr. Jervis has now resigned as our Chief Executive Officer with effect from March 1, 2008. As a result of Dr. Jervis’ resignation as our Chief Executive Officer, we have, with the mutual agreement of Dr. Jervis, terminated the Employment Agreement. We have paid Dr. Jervis a full and final payment of £3,750 for her services during the term of her employment with the Company.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Dr. Karen Elizabeth Jervis has resigned as our Chief Executive Officer with effect from March 1, 2008. We have appointed Konstantinos Kardiasmenos, the Corporation’s President, Chief Financial Officer, Head of Business Development, Secretary and Treasurer, as the Chief Executive Officer of the Corporation to fill the vacancy created by the resignation of Dr. Jervis.

The appointment of Mr. Kardiasmenos as our Chief Executive Officer was approved by written consent resolutions of the board of directors of the Company on March 1, 2008.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

None.

(b)	Pro Forma Consolidated Financial Statements.

None.

(c)	Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTGEN BIOSCIENCE INC.

/s/ Graham May

Graham May
Date: April 8, 2008	Chief Operating Officer